ONE LIBERTY PROPERTIES, INC.

One Liberty Properties

October 2013

onelibertyproperties.com

Safe Harbor Statement

Certain information contained in this presentation, together with other statements and information publicly disseminated by One Liberty Properties, Inc. (the "Company"), constitute forward looking statements within the meaning of Section 27A of Securities Act of 1933, as amending, and Section 21E of the Securities and Exchange Act of 1934, as amending. These statements involve assumptions and forecasts that are based upon our current assessments of certain trends, risks and uncertainties, which assumptions appear to be reasonable to us at the time they are made. These amounts may fluctuate as a result of unexpected lease defaults by our tenants or fluctuations in the economy that affect our tenants. We intend such forward looking statements to be covered by the safe harbor provision for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for the purpose of complying with these safe harbor provisions. Information regarding certain important factors that could cause actual outcomes or other events to differ materially from any such forward looking statements appear in the Company's Annual Report on Form 10-K for the year ending December 31, 2012 and in particular the section entitled "Item 1A, Risk Factors". You should not rely on forward looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results or performance referred to above. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events or otherwise.

One Liberty Overview

- Single tenant net lease REIT traded on NYSE under the symbol "OLP"
- Fundamental focus on long-term real estate underwriting
- Opportunistic acquisition and disposition history
- Disciplined investment approach with predictable lease revenue to support dividend
- Experienced management team with extensive real estate and finance backgrounds
- Insider ownership in excess of 20%

Financial Highlights

Stock Price as of 10/4/13:	$20.24
52 Week High/Low:	$17.52 - $27.74
Shares Outstanding:	15.6 Million
Dividend Yield (1):	6.92%
Current Market Cap:	$316 million
Total Enterprise Value (2):	$623.1 million
Contractual Rental Income 10/1/13 – 9/30/14 (3):	$52.9 million
Number of Properties (4):	107
Current Occupancy (9/30/13):	99.6%

(1) Based on stock price of $20.24 as of 10/4/13.
(2) Enterprise value means the sum of OLP's market cap, net debt, non-controlling interests, and our share of debt in unconsolidated subsidiaries.
(3) Our 2014 contractual rental income includes, after giving effect to any abatements, concessions or adjustments, rental income that is payable to us in the 12 months ending 9/30/14 under leases existing at 9/30/13. Contractual rental income excludes straight-line rent accruals and amortization of intangibles. Our share of the rental income payable to our unconsolidated joint ventures in the 12 months ending 9/30/14 will be approximately $1.5 million; such sum is not included in 2014 contractual rental income.
(4) Includes five properties owned by unconsolidated joint ventures.

Management Team

ONE LIBERTY PROPERTIES, INC

Matthew J. Gould *Chairman*	• Chairman of the Board since June 2013 and Vice Chairman from 2011 through June 2013. President and Chief Executive Officer from 1989 to 1999 and Senior Vice President from 1999 to 2011 • Senior Vice President of BRT Realty Trust (NYSE: BRT) since 1993 and Trustee since 2004 • Chairman of the Managing General Partner of Gould Investors L. P. since January 2013
Fredric H. Gould *Vice Chairman*	• Vice Chairman of the Board since June 2013. Chairman of the Board from 1989 to 2013 • Trustee of BRT Realty Trust since 2013. Chairman of the Board from 1984 to April 2013 • Chairman Emeritus of the Managing General Partner of Gould Investors L.P. since January 2013 and Chairman from 1997 to 2013 • Director of EastGroup Properties, Inc. (NYSE: EGP) since 1998
Patrick J. Callan, Jr. *President & CEO*	• Chief Executive Officer since 2008, President since 2006, Director since 2002 • Senior Vice President of First Washington Realty Inc. from 2004 to 2005 – Responsibility included working on JV that was sold for $2.6 billion and which controlled 100 shopping centers, 13 million square feet • Vice President of Real Estate for Kimco Realty Corporation from 1998 to 2004, joined in 1987 – Leasing & management responsibility for a $3 billion shopping center portfolio of 200 centers
Lawrence G. Ricketts, Jr. *EVP, COO*	• Chief Operating Officer since 2008, and Vice President since 1999 (Executive Vice President since 2006). • Over $1 billion in transaction experience in acquisitions and dispositions on over 180 deals
David W. Kalish, CPA *SVP, CFO*	• Senior Vice President and Chief Financial Officer since 1990 • Senior Vice President, Finance of BRT Realty Trust since 1998 and Vice President and Chief Financial Officer of the managing general partner of Gould Investors L.P. since 1990

Diverse Tenant Base

Top Tenants

Tenant	Percent of Contractual Rental Income	S&P Credit Rating [1]
Haverty Furniture Companies, Inc. (NYSE: HVT)	8.6%	Not Rated
LA Fitness International, LLC	5.4%	Not Rated
Office Depot, Inc. (NYSE: ODP)	5.3%	B-, Outlook Stable
Northern Tool & Equipment Company Inc.	5.0%	B+, Outlook Stable
Ferguson Enterprises, Inc.	4.7%	Not Rated
DSM Nutritional Products, Inc.	4.2%	A, Outlook Stable
	33.2%	

(1) Source: S&P Website, www.standardandpoors.com

Diversified Geographic Footprint

- Portfolio with JV's spans 107 properties in 29 states (6.6 million square feet)


Retail
Office
Industrial
Flex
Health & Fitness
Other

Wholly-Owned Properties	Number of Properties	Contractual Rental Income	Approximate Building Square Feet
Texas	12	$6,648,945	532,784
New York	9	$5,557,051	445,879
New Jersey	4	$5,162,705	289,531
South Carolina	4	$4,135,184	1,046,528
Georgia	10	$3,985,413	318,466
Pennsylvania	9	$3,977,489	383,404
% of Contractual Rental Income		56%	

Properties By Sector (Excluding JV Properties)

ONE LIBERTY PROPERTIES, INC.

Type of Property	Percentage of Contractual Rental Income
Retail	56.7%
Industrial	17.9%
Flex	7.0%
Office	6.4%
Health & Fitness	6.0%
Other	6.0%
	100.0%

Stable Financial Performance

- Consistent payment of dividend
- High-quality portfolio proven to be highly stable through the recent recession

Dividend History (1)


$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.88
$1.23
$1.32
$1.32
$1.40
$0.35
$1.05
2009
2010
2011
2012
2013

(1) Q4 2013 dividend has not been declared. This table assumes that the 4th quarter dividend in 2013 will equal $0.35 per share, the dividend declared in each of three preceding quarters

Solid Financial Position

Gross Assets (1):	$660.2 million
Total Debt/Gross Assets (2):	47%
Debt Service Coverage Ratio 2012 (3):	2.21
2013 – 6 months:	2.31
Fixed Charge Coverage Ratio 2012 (3):	2.86
2013 – 6 months:	2.27
FFO Payout 2012:	83%
2013 – 6 months:	88%
Return on Assets 6/30/12 – 6 months (4):	1.9%
6/30/13 – 6 months:	2.3%
Return on Equity 6/30/12 – 6 months (5):	4.1%
6/30/13 – 6 months:	4.5%

(1) Gross assets represents total assets as of 6/30/13 plus accumulated depreciation of $87.5 million plus the $96.9 million aggregate purchase price of the eight properties purchased in the three months ending 9/30/13.

(2) Total debt represents total debt as of 6/30/13 plus $75.4 million additional debt incurred in connection with the purchase of eight properties in the three months ending 9/30/13. Total debt includes $9 million, representing our 50% share of debt of our unconsolidated joint ventures.

(3) Calculated in accordance with the credit facility.

(4) Return on Assets represents net income as a % of average assets.

(5) Return on Equity represents net income as a % of average equity.

FFO & AFFO



Historical FFO/SH (1)
$1.58
$1.61
$1.59
$0.80
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2010
2011
2012
2013



Historical AFFO/SH (1)
$1.48
$1.51
$1.51
$0.78
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2010
2011
2012
2013



Weighted Average Diluted Shares Outstanding (in Millions) (1)
11.5
14.2
14.9
15.3
16
15
14
13
12
11
10
9
8
2010
2011
2012
2013

(1) A reconciliation of FFO per share and AFFO per share to net income per share, as determined in accordance with GAAP, may be found at the end of this presentation. FFO, AFFO and the weighted average diluted shares outstanding for 2013 is for the six months ended 6/30/13.

Strong Balance Sheet

- Liquidity available to acquire in excess of $150 million of properties
- $51.5 million available on a $75 million Line of Credit as of October 4, 2013
- 98% of the mortgages payable are fixed rate (weighted average of 5.2%) and non-recourse
- There is approximately $7.8 million ($0.50 per share) of scheduled amortization of mortgages for the 12 months ending September 30, 2014


Balloon Payments Due For the Twelve Months Ended September 30(1)
($ in millions)
$80.0
$60.0
$40.0
$20.0
$0.0
$16.2
$26.6
$25.7
$28.2
$17.4
$68.2
2014
2015
2016
2017
2018
2019 & Beyond

(1) Data as of 6/30/13 includes the balloon payments associated with the mortgage debt incurred in connection with the purchase of eight properties in the three months ending 9/30/13.

Manageable Lease Expirations

12 Months Ending September 30,	Number of Expiring Leases	Approximate Square Feet Subject To Expiring Leases	Contractual Rental Income Under Expiring Leases	% of Contractual Rental Income Represented by Expiring Leases	% of Square Feet Represented by Expiring Leases
2014 (1)	9	327,550	$722,229	1.4%	6.1%
2015	10	438,408	$4,673,576	8.8%	8.2%
2016	13	369,222	$3,075,273	5.8%	6.9%
2017	9	199,229	$2,485,881	4.7%	3.7%
2018	17	334,529	$5,478,390	10.4%	6.2%
2019	7	135,062	$1,637,345	3.1%	2.5%
2020	4	115,816	$2,263,256	4.3%	2.2%
2021	8	171,050	$2,926,454	5.5%	3.2%
2022	8	1,154,724	$8,730,507	16.5%	21.6%
2023 & Beyond	29	2,110,946	$20,904,264	39.5%	39.4%
Total	114	5,356,536	$52,897,175	100.0%	100.0%

Lease Expiration Schedule

% of Contractual Rental Income vs. Number of Expiring Leases


40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
35
30
25
20
15
10
5
0
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023 & Beyond

(1) Four tenants with contractual rental income of $557,000 have indicated they will be vacating and we are negotiating transactions with respect to these properties. The current annualized contractual rental income for these tenants is $1,780,000.

Acquisition Criteria

- We pay special attention to the quality of the real estate in our acquisition activity
- Investment Size: $2,500,000 minimum with no maximum
- Investment Type: We consider a variety of net-leased properties including industrial, warehouse, manufacturing, retail and restaurants (casual dining and fast food)
- Location Characteristics: High traffic locations, strong demographics, access to thoroughfares, ease of property ingress and egress, and barriers of entry
- We consider sites coast to coast, with any tenant credit (rated or unrated) and lease term
- Our underwriting team and available liquidity enable us to work with sellers on unique deal structures
- We specialize in quick decisions and our ability to close

Solid Acquisition Track Record

- Acquired $101.5 million properties to date in 2013
- Current pipeline of diverse opportunities in excess of $250 million


Total Revenue (1)
($ in millions)
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$32.4
$36.1
$37.6
$41.8
$44.8
$24.3
2008
2009
2010
2011
2012
2013


Acquisitions Per Year (2)
($ in millions)
$120
$100
$80
$60
$40
$20
$0
$0
$62.0
$0
$72.30
$28.00
$44.60
$101.50
2007
2008
2009
2010
2011
2012
2013

(1) Total Revenue in 2013 is for the six months ended 6/30/13
(2) Acquisitions for 2013 are as of 9/30/13

2013 Acquisitions

- Northern Tool and Equipment distribution center in Fort Mill, SC for $39.2 million and financed with debt of $27.3 million
- FedEx Express distribution center in Indianapolis, IN for $9.3 million, all cash
- Joe's Crab Shack restaurant in Ann Arbor, MI for $3.0 million, all cash
- Hooters restaurant in Myrtle Beach, SC for $2.6 million, all cash
- An assisted living facility in Round Rock, TX for $22.8 million and financed with debt of $15.3 million
- Hooters restaurant in Concord, NC for $2.5 million, all cash
- Texas Land & Cattle Steak House in Killeen, TX in a sale/leaseback transaction for $2.0 million, all cash
- Shutterfly distribution center in Fort Mill, SC for $15.5 million and financed with debt of $9.3 million
- Kmart in Clemmons, NC for $4.6 million, all cash

Total of $101.5 million purchased during the first 9 months of 2013.

Appendix

Acquisition Case Study – Flex

- Acquired a production & distribution facility in Fort Mill, SC in July 2013 net leased to Shutterfly, Inc. (NYSE: SLFY)
- 14 miles from downtown Charlotte
- Adjacent to Interstate 77 and features daily traffic counts over 92,000 daily
- Building is 303,188 square feet on 39.74 acres of land

Purchase Price	$15,500,000
Mortgage	($9,300,000)
Net Equity Invested	$6,200,000
Annual Rental Income (straight lined)	$1,120,326
Annual Interest Expense (straight lined)	($375,335)
Net to OLP	$744,991
Average Return	***12.02%***
Year 1 Return	***9.60%***


SHUTTERFLY


SUBJECT PROPERTY
2200 Carolina Place Drive, Fort Mill, SC
Shutterfly
I-77 92,000 Traffic Count
CVS
LOWE'S
N

Acquisition Case Study – Retail

- A 90% OLP controlled joint venture acquired a Kmart retail store in Clemmons, NC in March 2013 net leased to Kmart Corporation
- Located at a major intersection off interstate 40, 9 miles west of Winston-Salem
- The property has redevelopment potential
- Building is 94,841 square feet on 10.27 acres of land

Below represents the purchase price and yields for the venture

Purchase Price	$4,640,000
Mortgage – Post Closing	($2,552,000)
Net Equity Invested	$2,088,000
Annual Rental Income (straight lined)	$521,839
Annual Interest Expense (straight lined)	($83,719)
Net to OLP	$438,120
Average Return	***20.98%***
Year 1 Return	***20.69%***


BIG K
Little Caesars Pizza Station


51,000 Daily Traffic
Village Inn and Conference Center
Morgan Elementary School Opened 2012
SUBJECT PROPERTY
2455 Lewisville-Clemmons Road Clemmons, NC
Kmart
Novant Health Clemmons Medical Center
50 Bed Hospital & 75,000 SF Medical Office Building
Presently under construction
Aaron's
BIG LOTS!
STAPLES
CATO
23,800 Daily Traffic
BB&T
goodwill
N

Acquisition Case Study – Industrial

- Acquired a distribution facility in Fort Mill, SC in September 2013 net leased to Northern Tool & Equipment Company, Inc. (S&P rated B+)
- 18 miles south of downtown Charlotte
- The class A building features 30' clear heights throughout, 92 dock doors, 2 bay doors, and 2 drive doors
- Building is 701,595 square feet on 40 acres of land

Purchase Price	$39,195,000
Mortgage	($27,300,000)
Net Equity Invested	$11,895,000
Annual Rental Income (straight lined)	$2,956,475
Annual Interest Expense (straight lined)	($1,068,277)
Net to OLP	$1,888,198
Average Return	***15.88%***
Year 1 Return	***12.20%***




I-77 96,000
Traffic Count
SUBJECT PROPERTY
Fort Mill, SC
NORTHERN
Ft. Mill Southern Bypass
Expected Completion in Fall 2013
Energizer
New 877,200 SF D.C
Facility Under
Construction
ROSS
New 1.2 Million SF
D.C Facility
West Marine
765,000 SF D.C
Facility
N

Top Tenants Profiles

Havertys Furniture – Tenant Profile

ONE LIBERTY PROPERTIES, INC.

- Tenant: Haverty Furniture Companies, Inc. (NYSE: HVT)
- **Largest tenant** representing 8.6% of contractual rental income
- Full service home furnishings retailer founded in 1885
- Public company since 1929
- 119 showrooms in 16 states in the Southern and Midwestern regions
- HVT has weathered many economic cycles, from recessions to depressions to boom times
- HVT has 11 consecutive quarters of sales increases
- During the first nine months of 2013, HVT reported that it's comparable store sales are up on an aggregate basis 11.5% over the prior period
- As of the second quarter 2013, HVT has net tangible assets of $272 million
- For the second quarter of 2013 and 2012, HVT had net income of $4.83 million and $2.36 million, respectively.

- 11 properties aggregating 612,130 square feet
  - Duluth (Atlanta), GA
  - Fayetteville (Atlanta), GA
  - Wichita, KS
  - Lexington, KY
  - Bluffton (Hilton Head), SC
  - Amarillo, TX
  - Cedar Park (Austin), TX
  - Tyler, TX
  - Richmond, VA
  - Newport News, VA
  - Virginia Beach, VA

- Properties subject to a unitary lease which expires in 2022


HAVE

Actual photo of Cedar Park (Austin), TX location owned by OLP

Havertys – Cedar Park (Austin), TX

- Building: 50,810 SF on 5.27 acres. Built in 2001. Havertys has operated at this location for more than 9 years.
- 3 Mile Demographics (Source: Sites USA, 2013)
  - Population: 85,503
  - Average HH Income: $82,293
- Location: 11091 Pecan Park Blvd, Cedar Park (Austin), TX; 14 miles northwest of downtown Austin
- Located on the ring road to the Lakeline Mall, a Simon owned 1.1 million SF super-regional mall. The site can be easily accessed from Rt-183 and is surrounded by national retailers including Best Buy, PetSmart, Ross, TJ Maxx. The property is approximately 8 miles west of Dell's corporate headquarters and 13 miles northwest of the University of Texas.


BED BATH & BEYOND
SPORTS AUTHORITY
KOHL'S
BARNES & NOBLE
PETCO
Lakeline Mall
Simon Owned
1.1 Million SF
macy's
Dillard's
Sears
JCPenney
183
TJ·maxx
Party City
OLD NAVY
TOYS R US
SUBJECT
PROPERTY
HAVERTYS
PETSMART
BEST BUY
OfficeMax
ULTA
ROSS
LOWE'S
WAL-MART


SUBJECT
PROPERTY
HAVERTYS
Cedar Park
Brushy Creek
Round Rock
Jollyville
Lago Vista
Austin

Havertys – Richmond, VA

- Building: 38,788 SF on 2.16 acres. Built in 1979 and renovated and expanded in 2001. Havertys has operated at this location for more than 9 years.
- 3 Mile Demographics (Source: Sites USA, 2013)
  - Population: 55,806
  - Average HH Income: $98,991
- Location: 11501 Midlothian Turnpike, Richmond, VA; 8 miles southwest of downtown Richmond (the capital of Virginia)
- Located directly across from Chesterfield Towne Center, a Macerich owned 1.03 million SF super-regional mall on the heavily trafficked Rt-60 (Midlothian Tpke, traffic counts exceed 60,000 vehicles daily). The site is surrounded by national retailers including Target, Kohl's, Bed Bath and Beyond, Staples and PetSmart.


DICK'S
LOWE'S
Chesterfield Towne Center
Macerich Owned
1.03 Million SF
macy's
Sears
BARNES & NOBLE
BEST BUY
hhgregg
TJ-maxx
DSW
Office DEPOT
PETSMART
STAPLES
TOYS R US
SUBJECT PROPERTY HAVERTYS
Michaels
BED BATH & BEYOND
KOHL'S
TARGET


Mechanicsville
Tuckahoe
Richmond
SUBJECT PROPERTY HAVERTYS

LA Fitness – Tenant Profile

- Tenant: LA Fitness International
- **Second largest tenant** representing 5.4% of contractual rental income.
- LA Fitness currently operates over 500 clubs in 21 states
- The company was founded in 1984 and is headquartered in Irvine, CA

- 3 properties representing 141,663 square feet

  City, State: % of contractual rental income
  - Secaucus, NJ: 2.3%
  - Tucker, GA: 1.7%
  - Hamilton, OH: 1.4%


New York City
Harmon Meadow
2+ Million SF of Office Space
in 9 buildings
Tenants Include:
PLACE
Hartz
NYCE
SUBJECT PROPERTY
Route 3
Traffic
Count
127,000
Walmart
95
I-95/NJT Exit 17
LA QUINTA
Marshalls
Rt. 3 Exit
KOHL'S
TJ·maxx

LA Fitness – Secaucus, NJ

- Building: 44,863 SF on 1.229 acres..
- 3 Mile Demographics (Source: Sites USA 2013)
  - Population: 289,374
  - Average HH Income: $77,711
- Location: 485 Harmon Meadow Blvd, Secaucus, NJ; 4 miles west of Manhattan
- Located in the Harmon Meadow development featuring 2 million square feet of office space, 7 hotels, over 1 million square feet of retail, the Meadowlands exposition center, more than 15 restaurants, and a 14 scree stadium style movie theater
- Lease expires 2/28/2025
- Debt: $9.86 million matures January 1, 2025; at a fixed interest rate of 4.90%


LA FITNESS

Actual photo of Secaucus, NJ location owned by OLP

Source: Tenant's website

Office Depot – Tenant Profile

- Tenant: Office Depot, Inc. (NYSE: ODP)
- **Third largest tenant** representing 5.3% of contractual rental income.
- Leading global provider of office products and services
- Founded in 1986. They currently employ 39,000 people
- Worldwide 1,678 office supply retail stores
- ODP is rated by S&P B- with a stable outlook
- The shareholders of ODP have approved a merger with Office Max - the merger is currently being reviewed by the FTC
- As of the second quarter of 2013, ODP has $490 million in net tangible assets

- 7 properties representing 183,000 square feet

  City, State: % of contractual rental income
  - Chicago, IL: 1.1%
  - Kennesaw (Atlanta), GA: 1.1%
  - Cary (Raleigh-Durham), NC: 0.9%
  - El Paso, TX: 0.7%
  - Eugene, OR: 0.7%
  - Athens, GA: 0.5%
  - Lake Charles, LA: 0.4%

- 5 locations subject to similar lease which expire in 2018 and is monetarily cross defaulted; other two leases (Lake Charles & Athens) expire in 2015 and 2024.


Office DEPOT

Actual photo of Cary, NC location owned by OLP

Source: Tenant's website

Office Depot – Chicago, IL

- Building: 23,939 SF on 2.62 acres. Built in 1994. Office Depot has operated at this location for more than 16 years.
- 3 Mile Demographics (Source: The Nielsen Company, 2010)
  - Population: 577,482
  - Average HH Income: $83,713
- Location: 2928 N. Ashland Ave, Chicago, IL; 4 miles northwest of downtown Chicago
- Located in a shopping center co-anchored by Jewel Osco with a 24 hour pharmacy. Other national retailers in the center include T-Mobile, H&R Block, Pier 1 Imports, Game Stop and Super Cuts. The property is approximately 1 mile southwest of Wrigley Field in a dense infill neighborhood.


Wrigley Field
Home of the Cubs
SUBJECT
PROPERTY
Office DEPOT
Jewel-Osco
WHOLE FOODS
PETSMART
MENARDS
COSTCO
Dominick's
Marshalls
SPORTS AUTHORITY


SUBJECT
PROPERTY
Office DEPOT
Chicago

Northern Tool – Fort Mill, SC


I-77 96,000
Traffic Count
Ft. Mill Southern Bypass
Expected Completion in
Fall 2013
SUBJECT
PROPERTY
1850 Banks Road, Fort
Mill, SC
NORTHERN
Energizer
New 877,200 SF D.C
Facility Under
Construction
ROSS
New 1.2 Million SF
D.C Facility
West Marine
765,000 SF D.C
Facility
N



- Tenant: Northern Tool & Equipment, Inc.
  - **4th largest tenant** representing 5.0% of contractual rental income
  - A large United States distributor of industrial grade and personal use power tools and equipment
  - Recently acquired The Sportsman's Guide and The Golf Warehouse to sell outdoor sports and leisure goods through their distribution chain

- Lease expires 4/3/2029
- Debt: $27.3 million, which matures on 4/30/2029 at a fixed rate of 4.875%
- Building: 701,595 square feet on 40 acres of land
- Location: 1850 Banks Road, Fort Mill, SC

Demographic Profile			
Radius	3 Mile	5 Miles	10 Miles
Population	24,874	69,353	295,147
Daytime / Workplace Population	10,708	28,559	126,969
Average Household Income	$64,657	$65,657	$79,108

Source: Sites USA

Source: Tenant's website

Ferguson Enterprises – Baltimore, MD


SUBJECT
PROPERTY
FERGUSON


FERGUSON

- Tenant: Ferguson Enterprises, Inc.
  - **5th largest tenant** representing 4.7% of contractual rental income
  - A large United States distributor of plumbing supplies, pipes, valves and fittings
- Lease expires 3/31/2022
- Debt: $21.6 million, which effectively matures on 1/1/2017 at a fixed rate of 5.79%
- Building: 367,000 SF industrial building on 28 acres
- Location: 4501 Hollins Ferry Rd, Baltimore, MD; 5 miles from downtown Baltimore

Demographic Profile			
Radius	1 Mile	3 Miles	5 Miles
Population	8,134	89,286	288,668
Daytime / Workplace Population	7,236	63,851	219,890
Average Household Income	$55,223	$59,840	$61,383

Source: Sites USA

Source: Tenant's website

DSM Nutritional – Parsippany, NJ


SUBJECT PROPERTY
DSM
New York
Newark
Jersey City



- Tenant: DSM Nutritional Products, Inc.
  - **6th largest tenant** representing 4.2% of contractual rental income
  - Worldwide leading supplier of vitamins, carotenoids and other fine chemicals to the feed, food, pharmaceutical and personal care industries
  - Lease guaranteed by Koninklijke DSM, N.V.
    - (S&P Rated: A)
  - US corporate headquarters for DSM
- Lease Expires 8/31/2017
- Debt: $13.9 million which matures on 8/1/2017 at a fixed rate of 5.44%
- Building: 106,680 SF four-story Class A office building on 10.5 acres built in 1997
- Location: 45 Waterview Plaza, Parsippany, NJ; 25 miles from midtown Manhattan

Demographic Profile			
Radius	1 Mile	3 Miles	5 Miles
Population	7,970	61,058	135,681
Daytime /Workplace Population	8,851	80,401	137,323
Average Household Income	$106,854	$112,058	$122,764

Source: Sites USA

Source: Tenant's website

Portfolio Of Properties By State (1)

107 Properties in 29 States (As of September 30, 2013) -- Properties 1-36 (CO-LA)

#	Name or Tenant/d.b.a.	City	State	Square Feet
1	The Sports Authority, Inc.	Greenwood Village	CO	45,000
2	Whole Foods Market, Inc. (Building)	West Hartford	CT	47,174
3	Whole Foods Market, Inc. (Parking Lot)	West Hartford	CT	-
4	CompUSA Retail, Inc./Systemax, Inc.	Newark	DE	23,547
5	Barnes & Noble Superstores, Inc.	Ft. Myers	FL	29,993
6	OfficeMax, Inc.	Naples	FL	15,912
7	Federal Express Corporation	Pinellas Park	FL	53,064
8	BellSouth Telecommunications, Inc.	West Palm Beach	FL	10,361
9	Applebee's Restaurant (Neighborhood Restaurant Partners LLC Franchisee)	Carrolton	GA	6,012
10	Applebee's Restaurant (Neighborhood Restaurant Partners LLC Franchisee)	Cartersville	GA	5,635
11	Applebee's Restaurant (Neighborhood Restaurant Partners LLC Franchisee)	Kennesaw	GA	4,051
12	Applebee's Restaurant (Neighborhood Restaurant Partners LLC Franchisee)	Lawrenceville	GA	4,025
13	Athens (Michaels Arts & Crafts and Office Depot)	Athens	GA	41,280
14	Havertys Furniture	Duluth (Gwinnett Place)	GA	50,260
15	Havertys Furniture	Fayetteville	GA	65,951
16	Office Depot, Inc.	Kennesaw	GA	32,052
17	The Sports Authority, Inc.	Morrow	GA	50,400
18	Kmart Corporation (2)	Savannah	GA	101,550
19	Dollar General, Citi Trends and Rugged Warehouse (2)	Savannah	GA	45,973
20	Lanier Realty Inc. (Outparcel to Kmart above, 2)	Savannah	GA	7,959
21	LA Fitness International, LLC	Tucker	GA	58,800
22	Champaign (Barnes & Noble and Bed, Bath & Beyond)	Champaign	IL	50,530
23	Big Lots	Bolingbrook	IL	33,111
24	hhgregg (Gregg Appliances, Inc.)	Niles	IL	33,089
25	hhgregg (Gregg Appliances, Inc.)	Crystal Lake	IL	32,446
26	Office Depot, Inc.	Chicago	IL	23,939
27	La-Z-Boy	Gurnee	IL	22,768
28	Federal Express Corporation	Indianapolis	IN	125,622
29	Havertys Furniture	Witchita	KS	88,108
30	Urban Outfitters, Inc.	Lawrence	KS	8,600
31	Havertys Furniture	Lexington	KY	30,173
32	Pantry Gas Station and Convenience Store	Bastrop	LA	2,607
33	Pantry Gas Station and Convenience Store	Kentwood	LA	2,578
34	Lake Charles (PetSmart, Party City and Office Depot)	Lake Charles	LA	54,229
35	Pantry Gas Station and Convenience Store	Monroe	LA	2,756
36	Pantry Gas Station and Convenience Store	Monroe	LA	2,806

(1) Reflects the approximate square footage of the building and reflects the name by which the property is generally known – does not necessarily reflect the name of our tenant
(2) Joint Venture Property

Portfolio Of Properties By State (1)

107 Properties in 29 States (As of September 30, 2013) -- Properties 37-72 (ME-OH)

	Name or Tenant/d.b.a.	City	State	Square Feet
37	Huttig Building Products, Inc.	Saco	ME	91,400
38	Ferguson Enterprises, Inc.	Baltimore	MD	367,000
39	Pep Boys - Manny, Moe & Jack	Everett	MA	18,572
40	CVS Caremark Corporation	Hyannis	MA	9,750
41	CVS Caremark Corporation	Marstons Mills	MA	8,775
42	Walgreen Co.	Somerville	MA	12,054
43	Crab Addison, Inc. (Joe's Crab Shack)	Ann Arbor	MI	7,945
44	East Hills Athletic Club (Saint Mary's Health Mgmt Co./Trinity Health)	Grand Rapids	MI	130,000
45	Orchard Hills Swim & Sports Club (Saint Mary's Health Mgmt Co./Trinity Health)	Grand Rapids	MI	72,000
46	Pantry Gas Station and Convenience Store	D'Iberville	MS	2,650
47	Pantry Gas Station and Convenience Store	Flowood	MS	4,505
48	Pantry Gas Station and Convenience Store	Vicksburg	MS	4,505
49	Pantry Gas Station and Convenience Store	Vicksburg	MS	2,790
50	Walgreen Co. (2)	Cape Girardeaux	MO	13,502
51	Kohl's Department Stores, Inc.	Kansas City	MO	88,807
52	Shopko Stores, Inc. (2)	Lincoln	NE	112,260
53	Burlington Coat Factory	Cherry Hill	NJ	115,500
54	Avalon Carpet Tile and Flooring	Deptford	NJ	25,358

	Name or Tenant/d.b.a.	City	State	Square Feet
55	DSM Nutritional Products Inc.	Parsippany	NJ	106,680
56	LA Fitness Interational	Secaucus	NJ	44,863
57	OfficeMax, Inc.	Batavia	NY	23,483
58	The City of New York	Brooklyn	NY	66,000
59	L-3 Communications Corporation	Hauppauge	NY	149,870
60	TGI Friday's Inc.	Hauppauge	NY	7,000
61	RT Long Island Franchisee LLC/Ruby Tuesday, Inc.	Island Park	NY	6,125
62	DHL Express, Inc.	Melville	NY	51,351
63	International Bonded Couriers, Inc.	New Hyde Park	NY	38,000
64	Cedar Graphics, Inc. & Gavin Mfg. Corp.	Ronkonkoma	NY	89,500
65	Petco Animal Supplies, Inc.	Selden	NY	14,550
66	Office Depot, Inc.	Cary	NC	33,490
67	Kmart Corporation (2)	Clemmons	NC	96,725
68	HOA Restaurant Group (Hooters)	Concord	NC	4,749
69	Federal Express Corporation	Durham	NC	46,181
70	Greensboro I Theatre LLC c/o Regal Cinemas Inc.	Greensboro	NC	61,213
71	Kittle's Home Furnishing Center, Inc.	Columbus	OH	96,924
72	Quality Bakery Company (Lancaster Colony Corp.)	Columbus	OH	100,220

(1)Reflects the approximate square footage of the building and reflects the name by which the property is generally known – does not necessarily reflect the name of our tenant.
(2)Joint Venture Property

Portfolio Of Properties By State (1)

107 Properties in 29 States (As of September 30, 2013) -- Properties 73-107 (OH-WI)

	Name or Tenant/d.b.a.	City	State	Square Feet
73	L.A. Fitness International, LLC,	Hamilton	OH	38,000
74	Federal Express Corporation	Miamisburg	OH	35,707
75	Office Depot, Inc.	Eugene	OR	24,978
76	Wendy's Old Fashioned Hamburgers (Valenti Franchisee)	Gettysburg	PA	2,944
77	Wendy's Old Fashioned Hamburgers (Valenti Franchisee)	Hanover	PA	2,702
78	The Men's Wearhouse, Inc.	Monroeville	PA	6,051
79	Wendy's Old Fashioned Hamburgers (Valenti Franchisee)	Palmyra	PA	2,798
80	Sweet Ovations LLC	Philadelphia	PA	166,000
81	Wendy's Old Fashioned Hamburgers (Valenti Franchisee)	Reading	PA	2,551
82	Wendy's Old Fashioned Hamburgers (Valenti Franchisee)	Reading	PA	2,754
83	Lakeview Shopping Centre (Kohl's, Giant Supermarket, Marshalls)	Royersford	PA	194,451
84	Wendy's Old Fashioned Hamburgers (Valenti Franchisee)	Trexlertown	PA	3,004
85	Havertys Furniture	Bluffton (Hilton Head)	SC	35,011
86	Shutterfly, Inc.	Fort Mill	SC	303,188
87	Northern Tool & Equipment Company, Inc.	Fort Mill	SC	701,595
88	HOA Restaurant Group (Hooters)	Myrtle Beach	SC	6,734
89	CarMax Auto Stores	Knoxville	TN	35,330
90	Havertys Furniture	Amarillo	TX	72,227

	Name or Tenant/d.b.a.	City	State	Square Feet
91	Havertys Furniture	Austin (Cedar Park)	TX	50,810
92	Office Depot, Inc.	El Paso	TX	25,000
93	Viscount Village (Best Buy, Barnes & Noble, CompUSA & Mattress Firm)	El Paso	TX	110,179
94	Fort Bend Shopping Center (Petco, Chase Bank & Cato (2)	Houston	TX	42,446
95	Party City Corporation	Houston	TX	12,000
96	PetSmart, Inc.	Houston	TX	20,087
97	Guitar Center Stores, Inc.	Houston	TX	25,005
98	TXLC of Killeen LLC (Texas Land & Cattle)	Killeen	TX	7,470
99	Safelite Fulfillment, Inc.	Rosenberg	TX	8,000
100	PM Management - Round Rock AL, LLC (TRISUN Healthcare)	Round Rock	TX	87,560
101	Havertys Furniture	Tyler	TX	72,000
102	Havertys Furniture	Newport News	VA	49,865
103	Havertys Furniture	Richmond (Midlothian)	VA	38,788
104	Havertys Furniture	Virginia Beach	VA	58,937
105	Payless Shoesource, Inc.	Seattle	WA	3,038
106	Hob-Lob Limited Partnership	Onalaska	WI	63,919
107	Bucyrus International (2)	South Milwaukee	WI	927,685
	Total Square Footage			***6,572,751***

(1)Reflects the approximate square footage of the building and reflects the name by which the property is generally known – does not necessarily reflect the name of our tenant.
(2)Joint Venture Property

GAAP Reconciliation

The table below provides a reconciliation of net income per common share (on a diluted basis) in accordance with GAAP to FFO and AFFO

	Six months ending June 30, 2013	2012	2011	2010
Net income	$ .73	$2.16	$ .96	$ .81
Add: depreciation of properties	.35	.66	.66	.75
Add: our share of depreciation in unconsolidated joint ventures	.02	.06	.05	.05
Add: amortization of deferred leasing costs	—	.01	.01	—
Add: federal excise tax relating to gain on sales	.01	.02	—	—
Deduct: gain on sales of real estate	—	(1.32)	(.07)	(.02)
Deduct: gain on dispositions of real estate of unconsolidated joint ventures	(.31)	—	—	(.01)
Funds from operations	.80	1.59	1.61	1.58
Deduct: straight line rent accruals and amortization of lease intangibles	(.03)	(.09)	(.10)	(.10)
Deduct: our share of straight line rent accruals and amortization of lease intangibles of unconsolidated joint ventures	.01	.01	—	—
Adjusted funds from operations	$ .78	$1.51	$1.51	$1.48